ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

5,174 records
Balance: 1,024,183,061
All records

Selection Criteria: All records
Table of Contents

1. Summary Aggregate
2. IO Loans From the Entire Pool
3. FICO & Documentation
4. Original LTV
5. Principal Balance
6. APR & FICO
7. APR & LTV

1. Summary Aggregate

WAC: 8.481
Wtd Avg FICO: 603
FICO lt 600: 45.28
FICO 600 650: 38.20
WA LTV: 81.00
LTV eq 80: 28.32
LTV gt 80.01: 41.57
LTV 95.01 100: 7.59
Full Doc: 60.93
Stated Doc: 38.33
Limited Doc: 0.53
Purch %: 32.68
CO refi %: 60.25
Owner OCC: 92.94
Prepay Penalty: 71.45
Wtd Avg DTI: 42.99
ARM %: 95.13
2 YR Fixed ARM: 87.07
3 YR Fixed ARM: 3.07
1st Lien %: 95.11
Avg Loan Balance: 197948.02
# of Loans: 5174
Loan Bal < 100K: 8.55
Mtg Rates > 12%: 2.90
Manuf Housing (%): 0.00
Silent 2nd %: 17.85
IO Loan %: 9.88

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2. IO Loans From the Entire Pool

5 YR IO: 100.00
2 YR IO: 0.00
FICO: 639
LTV: 80.39
DTI: 43.99
Full Doc: 58.88
Purchase: 34.38

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3. FICO & Documentation

		% Full	% Lite	% Stated	% No
FICO & Documentation	Count	Documentation	Documentation	Documentation	Documentation	% Purchase	% CO Refi	WAC	Avg Prin Bal	Wtd Avg LTV	IO Loans	Silent Seconds
<= 450	33	0.26	0	0.11	0	0.11	0.26	9.952	114,849.12	72.21	0	0.02
451 - 500	13	0.1	0.04	0.09	0	0	0.15	10.143	181,476.92	70.16	0	0
501 - 550	651	7.97	0.04	5.51	0	1.81	9.97	9.591	212,589.89	75.87	0	0.25
551 - 600	1811	23.16	0.15	8.5	0	10.51	19.52	8.553	179,892.44	79.65	1.64	6.25
601 - 650	1927	22.53	0.11	14.86	0.05	13.15	21.93	8.21	199,611.34	82.88	4.66	6.97
651 - 700	670	6.08	0.13	8.2	0.15	6.1	7.57	8.049	222,487.33	83.65	2.76	3.67
701 - 750	59	0.65	0.06	0.98	0.01	0.83	0.77	7.573	295,041.87	85.3	0.82	0.61
751 - 800	8	0.13	0	0.1	0	0.13	0.1	7.695	296,252.68	84.51	0	0.08
801 - 850	2	0.03	0	0	0	0.03	0	8.447	178,777.50	93.32	0	0
Total:	5174	60.93	0.53	38.33	0.21	32.68	60.25	8.481	197,948.02	81	9.88	17.85

4. Original LTV

												Avg
												Prin			% Full	% Lite	% Stated	% No
Original LTV	Number of Loans	FICO <= 450	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	Bal	WAC	Gross Margin	Documentation	Documentation	Documentation	Documenation	IO Loans	Silent Second
10.01 - 20.00	4	0	0	0	0.01	0.03	0	0	0	0	614.16	96250	9.121	6.1	0.01	0	0.03	0	0	0
20.01 - 30.00	18	0.02	0	0.12	0.04	0.06	0.04	0	0	0	533.66	167726.9	8.128	6.455	0.14	0	0.16	0	0.01	0.04
30.01 - 40.00	28	0	0.01	0.14	0.22	0.04	0.03	0	0	0	567.75	163596.8	8.034	6.275	0.29	0	0.15	0	0	0
40.01 - 50.00	72	0.02	0	0.26	0.64	0.28	0.06	0	0	0	573.41	179082.6	8.423	6.326	0.56	0.02	0.67	0	0.06	0.02
50.01 - 60.00	164	0.03	0	0.64	1.4	1.3	0.31	0	0	0	585.85	230513.4	7.81	6.181	1.65	0	2.04	0	0.31	0.03
60.01 - 70.00	445	0.07	0.1	3.21	3.96	3.47	0.98	0.06	0	0	580.9	272808.9	8.062	6.248	5.43	0.04	6.38	0	1.11	0.1
70.01 - 80.00	1859	0.15	0.11	5.73	14.24	13.4	6.27	0.79	0.12	0	602.02	224837.8	8.202	6.182	24.28	0.27	16.22	0.04	5.13	17.35
80.01 - 90.00	940	0.01	0	2.23	6.61	11.42	3.59	0.45	0.1	0.01	611.11	266075.8	8.392	6.148	14.22	0.12	9.91	0.17	1.99	0.3
90.01 - 100.00	1642	0.06	0	1.18	4.68	7.55	3.24	0.4	0.01	0.02	615.09	106960.2	9.727	6.146	14.34	0.08	2.73	0	1.26	0.01
100.01 >=	2	0	0	0	0	0	0.04	0	0	0	670.56	193400	9.059	6.1	0	0	0.04	0	0	0
Total:	5174	0.37	0.23	13.51	31.81	37.56	14.55	1.7	0.23	0.03	602.7	197948	8.481	6.18	60.93	0.53	38.33	0.21	9.88	17.85

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5. Principal Balance

														% Full	% Lite	% Stated	% No
Principal Balance	FICO <= 450	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	Wtd Avg LTV	WAC	Gross Margin	Documentation	Documentation	Documentation	Documentation	IO Loans	Silent Second
0.01 - 50,000.00	0.01	0	0.03	0.96	1.14	0.28	0.01	0	0	609.25	98.79	12.014	6.365	2.28	0	0.15	0	0	0
50,000.01 - 100,000.00	0.13	0.02	0.86	2.28	2.19	0.94	0.05	0	0	589.92	85.17	10.428	6.198	5.22	0.02	1.23	0.01	0.04	1.63
100,000.01 - 150,000.00	0.05	0.04	1.6	4.17	3.69	1.25	0.05	0.01	0.01	595.4	80.95	9.201	6.212	8.47	0.05	2.33	0.01	0.33	3.25
150,000.01 - 200,000.00	0.07	0.07	2.28	4.33	4.23	1.2	0.11	0	0	590.4	79.55	8.716	6.205	8.55	0.05	3.65	0.03	0.6	2.66
200,000.01 - 250,000.00	0.02	0	1.43	3.67	3.58	1.13	0.2	0.07	0.02	600.69	79.43	8.307	6.158	7	0.02	3.1	0.02	0.98	2.75
250,000.01 - 300,000.00	0.05	0.03	1.73	3.58	4.2	1.42	0.08	0.05	0	598.21	79.51	8.235	6.202	6.56	0.08	4.47	0.03	1.15	2.19
300,000.01 - 350,000.00	0	0.03	1.5	3.18	3.66	1.22	0.15	0	0	602.97	79.47	7.98	6.186	4.82	0.06	4.86	0	1.15	1.19
350,000.01 - 400,000.00	0	0	1.03	2.04	3.28	1.21	0.3	0	0	610.53	81.98	7.917	6.177	4.14	0.04	3.68	0	1.07	1.24
400,000.01 - 450,000.00	0.04	0.04	0.97	1.61	2.23	0.98	0.21	0	0	601.3	79.96	7.905	6.183	2.9	0.04	3.15	0	0.79	1.03
450,000.01 - 500,000.00	0	0	0.46	1.12	1.81	0.74	0.23	0.04	0	618.64	82.86	7.654	6.142	2.2	0	2.2	0	0.7	0.46
500,000.01 - 550,000.00	0	0	0.15	1.12	1.49	0.87	0.05	0.05	0	619.14	83.43	7.761	6.145	2	0.05	1.64	0.05	0.67	0.41
550,000.01 - 600,000.00	0	0	0.39	0.86	1.13	0.73	0.06	0	0	610.24	82.88	8.184	6.192	1.36	0.06	1.69	0.05	0.34	0.23
600,000.01 - 650,000.00	0	0	0.19	0.62	1.05	0.49	0.06	0	0	614.61	82.71	7.814	6.102	1.17	0.06	1.17	0	0.49	0.19
650,000.01 - 700,000.00	0	0	0.2	0.26	0.53	0.4	0.07	0	0	615.18	80.1	8.302	6.195	0.53	0	0.93	0	0.34	0.07
700,000.01 - 750,000.00	0	0	0	0.57	0.35	0.28	0	0	0	615.74	83.6	8.207	6.213	0.29	0	0.92	0	0.14	0
750,000.01 - 800,000.00	0	0	0.23	0.31	0.61	0.38	0.08	0	0	621.41	84.34	7.899	6.052	0.91	0	0.69	0	0.23	0.16
800,000.01 - 850,000.00	0	0	0.16	0.33	0.08	0.25	0	0	0	601.33	67.63	7.353	6.085	0.49	0	0.32	0	0.08	0.08
850,000.01 - 900,000.00	0	0	0	0.26	0.43	0	0	0	0	607.99	80.82	7.15	6.1	0.43	0	0.26	0	0.34	0
900,000.01 - 950,000.00	0	0	0.09	0.09	0.18	0.27	0	0	0	611.68	77.33	8.317	6.273	0.27	0	0.36	0	0.18	0
950,000.01 - 1,000,000.00	0	0	0	0.09	0.38	0	0	0	0	619.65	72.7	7.874	6.138	0.29	0	0.19	0	0	0.1
1,000,000.01 >=	0	0	0.23	0.35	1.31	0.51	0	0	0	622.68	71.02	7.672	6.126	1.05	0	1.34	0	0.25	0.21
Total:	0.37	0.23	13.51	31.81	37.56	14.55	1.7	0.23	0.03	602.7	80.99	8.481	6.18	60.93	0.53	38.33	0.21	9.88	17.85

6. APR & FICO

															% Full	% Lite	% Stated	% No
APR & FICO	FICO <= 450	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	LTV	WAC	Gross Margin	Avg Principal	Documentation	Documentation	Documentation	Documentation	IO Loans	Silent Second
5.501 - 6.000	0	0	0	0.34	0.83	0.27	0.07	0	0	626.51	72.15	5.841	5.626	358360.2	1.3	0	0.21	0	0.39	0.1
6.001 - 6.500	0	0	0.1	0.86	2.08	0.82	0.25	0.05	0	631.05	74.37	6.309	5.996	386585.4	3.43	0	0.72	0	1.17	0.79
6.501 - 7.000	0.02	0	0.34	2.69	4.44	2.41	0.32	0	0	623.14	77.45	6.825	6.049	322855.7	6.96	0	3.21	0.05	1.72	2.41
7.001 - 7.500	0.04	0	0.37	3.36	4.63	2.14	0.3	0.07	0	617.8	78.98	7.306	6.131	315996.1	7.39	0	3.53	0	1.73	2.53
7.501 - 8.000	0	0	0.73	5.5	7.85	2.92	0.24	0.04	0.02	616.18	79.42	7.794	6.155	284693.5	9.9	0.09	7.3	0.03	2.32	4.17
8.001 - 8.500	0	0	1.11	4.91	5.98	1.74	0.17	0.03	0	608.07	80.57	8.289	6.196	251919.3	7.93	0.03	5.97	0.01	1.19	3.4
8.501 - 9.000	0.03	0	1.75	5.25	4.32	1.44	0.2	0	0	597.51	82.03	8.753	6.231	214941.3	6.85	0.14	5.98	0.02	0.98	2.45
9.001 - 9.500	0.01	0.05	1.58	2.91	1.79	1.01	0.06	0	0.01	590.82	82.47	9.272	6.238	196164.2	3.99	0.09	3.28	0.08	0.13	1.08
9.501 - 10.000	0.08	0.09	2.56	2.26	2.03	0.48	0.02	0.01	0	570.48	82.84	9.775	6.251	163462.6	3.9	0.06	3.55	0.02	0.2	0.6
10.001 - 10.500	0.04	0	1.93	1.03	0.67	0.43	0.01	0.02	0	564.62	82.69	10.277	6.35	143856.7	2.27	0.07	1.8	0.01	0.04	0.14
10.501 - 11.000	0.08	0.06	1.43	0.68	0.7	0.18	0.03	0	0	551.44	84.08	10.769	6.426	141021.1	1.87	0.02	1.26	0	0	0.07
11.001 - 11.500	0.03	0.01	0.74	0.38	0.39	0.46	0.01	0	0	582.21	87.42	11.261	6.445	86114.62	1.2	0	0.82	0	0	0.05
11.501 >=	0.04	0.02	0.88	1.64	1.84	0.24	0.01	0	0	586.32	94.78	12.317	6.439	52562.31	3.94	0.02	0.71	0	0.01	0.08
Total:	0.37	0.23	13.51	31.81	37.56	14.55	1.7	0.23	0.03	602.7	81	8.481	6.18	197948	60.93	0.53	38.33	0.21	9.88	17.85

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7. APR & LTV

													% Full	% Lite	% Stated	% No
APR & LTV	LTV <=40	LTV 40.01 - 50	LTV 50.01 - 60	LTV 60.01 - 70	LTV 70.01 - 80	LTV 80.01 - 90	LTV 90.01 - 100	LTV 100+	WA LTV	WA FICO	Gross Margin	Avg Prin Bal	Documentation	Documentation	Documentation	Documentation	IO Loans	Silent 2nds
5.501 - 6.000	0.03	0.04	0.15	0.41	0.41	0.41	0.05	0	72.15	627	5.626	358,360.24	1.3	0	0.21	0	0.39	0.1
6.001 - 6.500	0.1	0	0.47	0.8	2.01	0.61	0.16	0	74.37	631	5.996	386,585.35	3.43	0	0.72	0	1.17	0.79
6.501 - 7.000	0.06	0.12	0.48	1.93	4.71	2.38	0.53	0	77.45	623	6.049	322,855.73	6.96	0	3.21	0.05	1.72	2.41
7.001 - 7.500	0.11	0.15	0.49	1.17	5.49	2.46	1.06	0	78.98	618	6.131	315,996.07	7.39	0	3.53	0	1.73	2.53
7.501 - 8.000	0.15	0.23	0.79	2.07	7.82	4.37	1.88	0	79.42	616	6.155	284,693.50	9.9	0.09	7.3	0.03	2.32	4.17
8.001 - 8.500	0.07	0.28	0.4	1.69	6.06	3.81	1.63	0	80.57	608	6.196	251,919.25	7.93	0.03	5.97	0.01	1.19	3.4
8.501 - 9.000	0.07	0.11	0.33	1.35	5.42	3.47	2.2	0.27	82.03	598	6.231	214,941.33	6.85	0.14	5.98	0.02	0.98	2.45
9.001 - 9.500	0.02	0.05	0.26	0.67	2.76	2.3	1.37	0	82.47	591	6.238	196,164.20	3.99	0.09	3.28	0.08	0.13	1.08
9.501 - 10.000	0.09	0.06	0.15	0.71	2.69	2.29	1.54	0	82.84	570	6.251	163,462.58	3.9	0.06	3.55	0.02	0.2	0.6
10.001 - 10.500	0.04	0.09	0.03	0.42	1.66	0.93	0.97	0	82.69	565	6.35	143,856.71	2.27	0.07	1.8	0.01	0.04	0.14
10.501 - 11.000	0.02	0.08	0.06	0.27	0.84	0.94	0.94	0	84.08	551	6.426	141,021.07	1.87	0.02	1.26	0	0	0.07
11.001 - 11.500	0.01	0.04	0.04	0.15	0.51	0.28	1.01	0	87.42	582	6.445	86,114.62	1.2	0	0.82	0	0	0.05
11.501 >=	0.02	0.02	0.03	0.21	0.41	0.16	3.81	0.06	94.78	586	6.439	52,562.31	3.94	0.02	0.71	0	0.01	0.08
Total:	0.78	1.26	3.69	11.85	40.81	24.42	17.15	0.04	81	603	6.18	197,948.02	60.93	0.53	38.33	0.21	9.88	17.85

Please note LTV refers to loan to value for first lien and cumulative loan to value for second lien

Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
6/15/2006 17:56

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.